EXHIBIT 99.3

ATLANTICUS HOLDINGS CORPORATION AND ITS SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

On September 11, 2025, Mercury Finance Acquisitions, LLC, a Georgia limited liability company, and wholly-owned subsidiary of Atlanticus Holdings Corporation (“Atlanticus” or the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Mercury Financial Intermediate LLC, a Delaware limited liability company (“Seller”) and Mercury Financial LLC, a Delaware limited liability company (“Mercury”), to acquire all of the issued and outstanding equity interests of Mercury (the “Acquisition”). Mercury is a leading data- and tech-centric credit card platform used to provide credit cards to near-prime consumers in the U.S. As a result of the Acquisition, the Company added approximately 1.3 million credit card accounts and $3.2 billion in credit card receivables.

The following Unaudited Condensed Consolidated Pro Forma Statements of Operations are presented to illustrate the estimated effects of the Acquisition based on the historical financial statements and accounting records of Atlanticus, including the Acquisition-related pro forma adjustments as described in the notes below.

The following Unaudited Condensed Consolidated Pro Forma Statements of Operations and related notes are being provided for illustrative purposes only and do not purport to represent what the consolidated company’s actual results of operations would have been had the Acquisition been completed on the dates indicated, nor are they necessarily indicative of the consolidated company’s future results of operations for any future period. Future results may vary significantly from the results reflected in the Unaudited Condensed Consolidated Pro Forma Statements of Operations. In Atlanticus’ opinion, all adjustments that are necessary to present fairly the Unaudited Condensed Consolidated Pro Forma Statements of Operations have been made.

The Unaudited Condensed Consolidated Pro Forma Statements of Operations have been prepared by the Company as an acquisition of assets rather than a business in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Subtopic 805-50. As an asset acquisition, the cost to acquire the group of assets is allocated to the individual assets acquired or liabilities assumed based on their relative fair values. The relative fair values of identifiable tangible and intangible assets acquired and liabilities assumed from the Acquisition are based on fair value using assumptions described in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2025, as filed with the United States Securities and Exchange Commission ("SEC") on November 10, 2025.

The Unaudited Condensed Consolidated Pro Forma Statements of Operations are based on and should be read in conjunction with the following:

(i)	The accompanying notes to the Unaudited Condensed Consolidated Pro Forma Statements of Operations;
(ii)

The Company’s audited historical consolidated financial statements and related notes included in its Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025;

(iii)

The Company’s unaudited historical consolidated financial statements and related notes included in its quarterly report on Form 10-Q for the nine months ended September 30, 2025, filed with the SEC on November 10, 2025;

(iv)	The historical audited consolidated financial statements and related notes of Mercury for the year ended December 31, 2024, included as Exhibit 99.1 to this Current Report Form 8-K;
(v)	The unaudited consolidated interim historical financial statements of Mercury for the six months ended June 30, 2025, included as Exhibit 99.2 to this Current Report Form 8-K; and
(vi)	The Purchase Agreement, included as Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on September 17, 2025.

The Unaudited Condensed Consolidated Pro Forma Statements of Operations for the nine months ended September 30, 2025 combines the Company’s historical results for the nine months ended September 30, 2025 with Mercury’s Unaudited Condensed Consolidated Statement of Operations for the period January 1, 2025 through September 10, 2025, immediately preceding the acquisition date. The Unaudited Condensed Consolidated Pro Forma Statements of Operations for the year ended December 31, 2024 combines the Company’s historical results for the year ended December 31, 2024 with Mercury’s historical results for the year ended December 31, 2024. The Unaudited Condensed Consolidated Pro Forma Statements of Operations give effect to the Acquisition as if it had been consummated on January 1, 2024.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(IN THOUSANDS, EXCEPT EARNINGS PER SHARE AMOUNTS)

	Atlanticus Holdings Corporation As Reported	Mercury Financial LLC Year to Date Period Ended September 10, 2025 as reclassified (Note 2)	Transaction Adjustments (Note 4)	Ref.	Pro Forma Consolidated
Revenue and other income:
Consumer loans, including past due fees	865,168	613,476	-		1,478,644
Fees and related income on earning assets	296,201	25,715	-		321,916
Other revenue	72,616	17,284	-		89,900
Total operating revenue and other income	1,233,985	656,474	-		1,890,459
Other non-operating income	20	138	-		158
Total revenue and other income	1,234,005	656,612	-		1,890,617
Interest expense	(176,678)	(173,219)	7,260	(a)	(342,637)
Provision for credit losses	(3,999)	(410,498)	410,498	(b)	(3,999)
Changes in fair value of loans	(671,973)	-	(396,984)	(b)	(1,068,957)
Net Margin	381,355	72,895	20,774		475,024
Operating expenses:
Salaries and benefits	(47,080)	(46,928)	-		(94,008)
Card and loan servicing	(105,261)	(41,006)	-		(146,267)
Marketing and solicitation	(80,584)	(16,584)	(2,709)	(c)	(99,877)
Depreciation	(3,173)	(8,410)	3,706	(d)	(7,878)
Other	(31,764)	(36,624)			(68,388)
Total operating expenses	(267,862)	(149,552)	996		(416,418)
Income before income taxes	113,493	(76,658)	21,771		58,606
Income tax expense	(27,493)	-	13,428	(e)	(14,065)
Net income	86,000	(76,658)	35,198		44,541
Net loss attributable to noncontrolling interests	1,070	-	-		1,070
Net income attributable to controlling interests	87,070	(76,658)	35,198		45,611
Preferred stock and preferred unit dividends and discount accretion	(8,103)	-	-		(8,103)
Net income attributable to common shareholders	78,967	(76,658)	35,198		37,508

Net income attributable to common shareholders per common share-basic	5.22				2.48
Net income attributable to common shareholders per common share-diluted	4.21				1.95

The accompanying notes are an integral part of these unaudited pro forma Consolidated financial statements.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

(IN THOUSANDS, EXCEPT EARNINGS PER SHARE AMOUNTS)

	Atlanticus Holdings Corporation As Reported	Mercury Financial LLC Year to Date Period Ended December 31, 2024 as reclassified (Note 2)	Transaction Adjustments (Note 4)	Ref.	Pro Forma Consolidated
Revenue and other income:
Consumer loans, including past due fees	979,814	992,549	-		1,972,363
Fees and related income on earning assets	269,771	36,295	-		306,066
Other revenue	60,370	25,667	-		86,037
Total operating revenue and other income	1,309,955	1,054,511	-		2,364,466
Other non-operating income	1,489	316	-		1,805
Total revenue and other income	1,311,444	1,054,827	-		2,366,271
Interest expense	(160,173)	(283,984)	12,040	(a)	(432,117)
Provision for credit losses	(16,368)	(688,124)	688,124	(b)	(16,368)
Changes in fair value of loans	(733,471)	-	(545,759)	(b)	(1,279,230)
Net Margin	401,432	82,719	154,406		638,557
Operating expenses:
Salaries and benefits	(50,143)	(57,127)	-		(107,270)
Card and loan servicing	(118,400)	(72,015)	-		(190,415)
Marketing and solicitation	(56,186)	(35,521)	3,217	(c)	(88,490)
Depreciation	(2,715)	(9,850)	2,845	(d)	(9,720)
Other	(35,411)	(37,209)	-		(72,620)
Total operating expenses	(262,855)	(211,723)	6,062		(468,516)
Income before income taxes	138,577	(129,004)	160,468		170,041
Income tax expense	(28,471)	-	(6,217)	(e)	(34,688)
Net income	110,106	(129,004)	154,250		135,353
Net loss attributable to noncontrolling interests	1,190	-	-		1,190
Net income attributable to controlling interests	111,296	(129,004)	154,250		136,543
Preferred stock and preferred unit dividends and discount accretion	(23,928)	-	-		(23,928)
Net income attributable to common shareholders	87,368	(129,004)	154,250		112,615

Net income attributable to common shareholders per common share-basic	5.92				7.64
Net income attributable to common shareholders per common share-diluted	4.77				5.99

The accompanying notes are an integral part of these unaudited pro forma Consolidated financial statements.

ATLANTICUS HOLDINGS CORPORATION AND ITS SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE INDICATED)

1.	Description of the Acquisition and Basis of Presentation

On September 11, 2025, the Company completed its previously announced acquisition of Mercury. As consideration for the acquisition of Mercury, the Company paid total consideration of $206.5 million, $166.5 million of which was funded through cash on hand and $40.0 million attributable to the fair value of contingent consideration. See Note 3 for further discussion on the determination and allocation of purchase price.

The Unaudited Condensed Consolidated Pro Forma Statements of Operations have been prepared in accordance with Article 11 of Regulation S-X and has been compiled from the historical financial statements of the Company and Mercury. Unaudited Condensed Consolidated Pro Forma Statements of Operations have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and should be read in conjunction with the information included in the introduction. The Unaudited Condensed Consolidated Pro Forma Statements of Operations are presented for informational purposes only and are not necessarily indicative of what the Consolidated company’s results of operations actually would have been had the Acquisition been completed as of January 1, 2024. In addition, the Unaudited Condensed Consolidated Pro Forma Statements of Operations do not purport to project the future operating results of the consolidated Company.

The Unaudited Condensed Consolidated Pro Forma Statements of Operations have been prepared by the Company as an acquisition of assets rather than a business in accordance with FASB ASC Subtopic 805-50. As an asset acquisition, the cost to acquire the group of assets is allocated to the individual assets acquired or liabilities assumed based on their relative fair values. The relative fair values of identifiable tangible and intangible assets acquired and liabilities assumed from the Acquisition are based on a estimate of fair value using assumptions described in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2025, as filed with the SEC on November 10, 2025.

A pro forma balance sheet is not presented as the Company’s most recent balance sheet already reflects the Acquisition. The Unaudited Condensed Consolidated Pro Forma Statement of Operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024 were prepared as if the Acquisition had occurred on January 1, 2024.

The historical consolidated financial information has been adjusted in the Unaudited Condensed Consolidated Pro Forma Statements of Operations to give effect to the pro forma events that are directly related to the Acquisition, factually supportable and expected to have a continuing effect on the results of the Consolidated company.

ATLANTICUS HOLDINGS CORPORATION AND ITS SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE INDICATED)

2.	Reclassification Adjustments

As part of the preparation of the Unaudited Condensed Consolidated Pro Forma Statements of Operations, certain reclassifications were made to align the Company and Mercury’s financial statement presentation. As a result, the Company has identified and recorded the following reclassification adjustments:

		Mercury Historical
Mercury Caption	Atlanticus Caption	Six Months Ended June 30, 2025	Period From July 1, 2025 to September 10, 2025	Year to Date Period Ended September 10, 2025	Reclassification Adjustments	Ref.	Mercury As Adjusted
	Interest Income	425,764	165,688	591,452	(591,452)	(i)	-
	Late fees	15,356	6,669	22,024	(22,024)	(i)	-
	Consumer loans, including past due fees	-	-	-	613,476	(i)	613,476
	Interchange fees, net	(116)		(116)	116	(ii)	-
	Other non-interest income	8,742	3,370	12,112	(12,112)	(ii)	-
	Interest Income	9,805	3,913	13,718	(13,718)	(ii)
	Fees and related income on earning assets	-	-	-	25,715	(ii)	25,715
	Interchange fees, net	12,815	4,468	17,284	(17,284)	(iii)	-
	Other revenue	-	-	-	17,284	(iii)	17,284
	Other Expenses	(60)	(21)	(80)	80	(iv) (v)	-
	Other non-interest income	-	57	57	(57)	(iv)	-
	Other non-operating income	-	-	-	138	(iv)	138
	Other Expenses	6,143	2,018	8,161	(8,161)	(vi)	-
	General and administrative	3,377	1,291	4,668	(4,668)	(vi)	-
	Legal and Professional	17,623	4,872	22,495	(22,495)	(vi)	-
	Compensation	756	305	1,061	(1,061)	(vi)	-
	Marketing	107	49	156	(156)	(vi)	-
	Provision for credit losses	69	14	83	(83)	(vi)	-
	Other	-	-	-	(36,624)	(vi) (vii)	(36,624)
	Compensation	33,792	12,303	46,096	(46,096)	(viii)	-
	Other Expenses	612	221	833	(833)	(viii)	-
	Salaries and Benefits	-	-	-	(46,928)	(viii) (ix)	(46,928)
	Marketing	2,500	685	3,185	(3,185)	(x)	-
	Interest Income	(9,499)	(3,995)	(13,495)	13,495	(x)	-
	Other Expenses	625	180	805	(805)	(x)	-
	General and administrative	(689)	(212)	(900)	900	(x)	-
	Marketing and solicitation	-	-	-	(16,584)	(x) (xi)	(16,584)
	Interest income	(47,056)	(18,286)	(65,342)	65,342	(xii)	-
	Other non-interest incomes	(1,037)	(369)	(1,406)	1,406	(xii)	-
	Other Expenses	4,146	(9,770)	(5,624)	5,624	(xii)	-
	Provision for credit losses	222,806	115,321	338,128	(338,128)	(xiii)	-
	Provision for credit losses	-	-	-	(410,498)	(xii) (xiii)	(410,498)
	Interchange fees, net	(4,640)	(1,906)	(6,547)	6,547	(xiv)	-
	General and administrative	27,498	8,205	35,703	(35,703)	(xiv)	-
	Other Expenses	30	43	72	(72)	(xiv)	-
	Provision for credit losses	65	9	74	(74)	(xiv)	-
	Compensation	(1,019)	(372)	(1,390)	1,390	(xiv)	-
	Card and loan servicing	-	-	-	(41,006)	(xiv) (xv)	(41,006)
	Other Expenses	3,666	1,963	5,629	(5,629)	(xvi)	-
	Amortization of intangible assets	1,999	782	2,781	(2,781)	(xvi)	-
	Depreciation	-	-	-	(8,410)	(xvi) (xvii)	(8,410)
Interest Expense	Interest Expense	126,455	46,764	173,219	(346,439)	(xviii)	(173,219)

ATLANTICUS HOLDINGS CORPORATION AND ITS SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE INDICATED)

(i)	Represents a reclassification from “Interest income” and "Late fees" to “Consumer loans, including past due fees".

(ii)	Represents a reclassification from “Interchange fees, net”, "Other non-interest income" and "Interest Income" to “Fees and related income on earning assets".

(iii)	Represents a reclassification from “Interchange fees, net” to “Other revenue".

(iv)	Represents a reclassification from “Other expenses” and "Other non-interest income" to “Other non-operating income".

(v)	Represents the presentation of the balances in “Other expenses” into a negative value within “Other non-operating income”.

(vi)	Represents a reclassification from “Other expenses”, "General and administrative", "Legal and professional", "Compensation", "Marketing", and "Provision for credit losses" to “Other”.

(vii)

Represents the presentation of the balances in “Other expenses”, "General and administrative", "Legal and professional", "Compensation", "Marketing", and "Provision for credit losses" into a negative value within “Other”.

(viii)	Represents a reclassification from “Compensation” and "Other expenses" to “Salaries and benefits”.

(ix)	Represents the presentation of balances in “Compensation” and "Other expenses" into a negative value within "Salaries and benefits".

(x)	Represents a reclassification from “Marketing”, "Interest Income", "Other expenses", and "General and administrative" to “Marketing and solicitation”.

(xi)	Represents the presentation of balances in “Marketing”, "Interest Income", and "General and administrative" into a negative value within “Marketing and solicitation”.

(xii)	Represents a reclassification from “Interest income”, "Other Expenses" and "Other non-interest income" to “Provision for credit losses".

(xiii)	Represents the presentation of the balances in "Provision for credit losses" into a negative value within “Provision for credit losses".

(xiv)	Represents a reclassification from “Interchange fees, net”, "General and administrative", "Other expenses", Provision for credit losses" and "Compensation" to “Card and loan servicing".

(xv)	Represents the presentation of balances in "General and administrative", "Other expenses", Provision for credit losses" and "Compensation" into a negative value within “Card and loan servicing".

(xvi)	Represents a reclassification from “Other expenses” and "Amortization of intangible assets" to “Depreciation".

(xvii)	Represents the presentation of the balances in “Other expenses” and "Amortization of intangible assets" into a negative value within “Depreciation".

(xviii)	Represents the presentation of balances within “Interest expense” into a negative value within “Interest expense”.

ATLANTICUS HOLDINGS CORPORATION AND ITS SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE INDICATED)

Mercury Caption	Atlanticus Caption	Mercury Historical Year Ended December 31, 2024	Reclassification Adjustments	Ref.	Mercury As Adjusted
Interest income	Consumer loans, including past due fees	896,815	(896,815)	(i)	-
Late fees	Consumer loans, including past due fees	96,030	(96,030)	(i)	-
Other non-interest income	Consumer loans, including past due fees	(296)	296	(i)	-
	Consumer loans, including past due fees	-	992,549	(i)	992,549
Interchange fees, net	Fees and related income on earning assets	(410)	410	(ii)	-
Other non-interest income	Fees and related income on earning assets	15,529	(15,529)	(ii)	-
Interest income	Fees and related income on earning assets	21,175	(21,175)	(ii)	-
	Fees and related income on earning assets	-	36,295	(ii)	36,295
Interchange fees, net	Other revenue	25,740	(25,740)	(iii)	-
Other Expenses	Other revenue	73	(73)	(iii)	-
	Other revenue	-	25,667	(iii) (iv)	25,667
Other non-interest income	Other non-operating income	316	(316)	(v)	-
	Other non-operating income	-	316	(v)	316
Other Expenses	Other	11,587	(11,587)	(vi)	-
General and administrative	Other	7,191	(7,191)	(vi)	-
Legal and Professional	Other	16,154	(16,154)	(vi)	-
Compensation		2,049	(2,049)	(vi)	-
Marketing	Other	114	(114)	(vi)	-
Provision for credit losses		113	(113)	(vi)	-
	Other	-	(37,209)	(vi) (vii)	(37,209)
Compensation		55,603	(55,603)	(viii)	-
Other Expenses	Salaries and benefits	1,524	(1,524)	(viii)	-
	Salaries and benefits	-	(57,127)	(viii) (ix)	(57,127)
Marketing	Marketing and solicitation	7,576	(7,576)	(x)	-
Interest income		(27,940)	27,940	(x)	-
Other Expenses	Marketing and solicitation	1,131	(1,131)	(x)	-
General and administrative		(1,125)	1,125	(x)	-
	Marketing and solicitation	-	(35,521)	(x) (xi)	(35,521)
Interest income		(94,902)	94,902	(xii)	-
Other non-interest income	Changes in fair value of loans	(1,351)	1,351	(xii)	-
Provision for credit losses		521,188	(521,188)	(xiii)	-
Late fees	Changes in fair value of loans	(59,370)	59,370	(xii)	-
Other Expenses		11,313	(11,313)	(xii)	-
	Provision for credit losses	-	(688,124)	(xii) (xiii)	(688,124)
Interchange fees, net		(10,929)	10,929	(xiv)	-
General and administrative	Card and loan servicing	62,808	(62,808)	(xiv)	-
Other Expenses		56	(56)	(xiv)	-
Provision for credit losses	Card and loan servicing	536	(536)	(xiv)	-
Compensation		(2,313)	2,313	(xiv)	-
	Card and loan servicing	-	(72,015)	(xiv) (xv)	(72,015)
Other Expenses		5,877	(5,877)	(xvi)	-
Amortization of intangible assets		3,973	(3,973)	(xvi)	-
	Depreciation	-	(9,850)	(xvi) (xvii)	(9,850)
Interest expense	Interest expense	283,984	(567,968)	(xviii)	(283,984)

(xviii)	Represents a reclassification from “Interest income”, "Late fees", and "Other non-interest income" to “Consumer loans, including past due fees".

(xix)	Represents a reclassification from “Interchange fees, net”, "Other non-interest income" and "Interest Income" to “Fees and related income on earning assets".

(xx)	Represents a reclassification from “Interchange fees, net” and "Other expenses" to “Other revenue".

(xxi)	Represents the presentation of the balances in “Other expenses” into a negative value within “Other revenue”.

(xxii)	Represents a reclassification from "Other non-interest income" to “Other non-operating income".

(xxiii)	Represents a reclassification from “Other expenses”, "General and administrative", "Legal and professional", "Compensation", "Marketing", and "Provision for credit losses" to “Other”.

(xxiv)

Represents the presentation of the balances in “Other expenses”, "General and administrative", "Legal and professional", "Compensation", "Marketing", and "Provision for credit losses" into a negative value within “Other”.

ATLANTICUS HOLDINGS CORPORATION AND ITS SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE INDICATED)

(xxv)	Represents a reclassification from “Compensation” and "Other expenses" to “Salaries and benefits”.

(xxvi)	Represents the presentation of balances in “Compensation” and "Other expenses" into a negative value within "Salaries and benefits".

(xxvii)	Represents a reclassification from “Marketing”, "Interest Income", "Other expenses", and "General and administrative" to “Marketing and solicitation”.

(xxviii)	Represents the presentation of balances in “Marketing”, "Interest Income", and "General and administrative" into a negative value within “Marketing and solicitation”.

(xxix)	Represents a reclassification from “Interest income”, "Other non-interest income", "Late fees", and "Other expenses" to “Provision for credit losses".

(xxx)	Represents the presentation of the balances in "Provision for credit losses" and "Other expenses" into a negative value within “Provision for credit losses".

(xxxi)	Represents a reclassification from “Interchange fees, net”, "General and administrative", "Other expenses", "Provision for credit losses" and "Compensation" to “Card and loan servicing".

(xxxii)	Represents the presentation of balances in "General and administrative", "Other expenses", "Provision for credit losses" and "Compensation" into a negative value within “Card and loan servicing".

(xxxiii)	Represents a reclassification from “Other expenses” and "Amortization of intangibles" to “Depreciation".

(xxxiv)	Represents the presentation of the balances in “Other expenses” and "Amortization of intangibles" into a negative value within “Depreciation".

(xxxv)	Represents the presentation of balances within “Interest expense” into a negative value within “Interest expense”.

3.	Consideration and Purchase Price Allocation

The following table summarizes the purchase price for the Acquisition:

(In thousands)	Purchase Price Consideration
Cash consideration	$159,802
Direct acquisition-related costs	6,725
Fair Value of Contingent Consideration	40,000
Total	$206,527

The purchase price has been allocated to the acquired assets and assumed liabilities based on estimated fair values in accordance with the requirements of ASC 805-50, Acquisition of Assets Rather than a Business. The table below provides the allocation of purchase price to the assets acquired and liabilities assumed as of the acquisition date.

(In thousands)	Purchase Price Allocation
Fair value of assets acquired
Unrestricted cash and cash equivalents	$42,314
Restricted cash and cash equivalents	51,351
Loans at fair value	3,009,018
Property at cost, net of depreciation	690
Operating lease right-of-use assets	2,093
Prepaid expenses and other assets	46,081
Total assets acquired	3,151,547
Fair value of liabilities assumed
Accounts payable and accrued expenses	(129,920)
Operating lease liabilities	(2,100)
Notes payable, net	(2,813,000)
Total liabilities assumed	(2,945,020)
Net assets acquired	$206,527

ATLANTICUS HOLDINGS CORPORATION AND ITS SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE INDICATED)

The allocation of the total purchase price in the Acquisition is based upon management’s estimates of, and assumptions related to, the fair value of assets acquired and liabilities assumed as of the Closing Date using currently available information and market data as of September 11, 2025. In estimating the fair value of the identifiable acquired assets and assumed liabilities, the fair value estimates are based on, but not limited to, expected future revenue and cash flows and estimated discount rates.

4.	Unaudited Condensed Consolidated Pro Forma Statements of Operations Adjustments

The pro forma transaction adjustments included in the Unaudited Condensed Consolidated Pro Forma Statement of Operations for the period ended September 30, 2025 are as follows:

(a)

Adjustment reflects the reversal of $7.3 million of amortization expense for the nine months ended September 30, 2025, related to historically recorded amortization of debt issuance costs. Assumed debt was reset to fair value at the acquisition date and previously capitalized debt issuance costs were written off. As a result, the amortization of the debt issuance costs which was recorded in Mercury’s historical income statement is removed.

(b)

Mercury historically recorded loan receivables at amortized cost, and as such, the loan receivables were subject to the Current Expected Credit Loss (“CECL”) model under FASB ASC 326 Financial Instruments – Credit Losses. The CECL model requires an entity to recognize a provision for expected credit losses on its financial assets. In contrast, Atlanticus has elected to record the acquired loan receivables at fair value, a method that inherently reflects changes in credit risk without the need for a separate credit loss provision. Accordingly, this adjustment reflects the removal of the $410.5 million provision for credit losses and records an adjustment that approximates the change in fair value that would have been recorded by Atlanticus.

(c)

Atlanticus expenses marketing and other costs associated with loan acquisitions as incurred, whereas Mercury has an accounting policy to capitalize certain of these costs. Adjustment reflects reclassification of the total costs capitalized and amortized during the period of $2.7 million to expense to conform Mercury’s accounting policy to that of Atlanticus.

(d)

Adjustment reflects a net reduction in amortization expense of $3.7 million for the nine months ended September 30, 2025. Adjustment includes amortization of the acquired intangible assets at their fair value based on Mercury’s estimation of the remaining useful lives of these acquired assets. Amortization expense recorded for the acquired intangible assets is offset by the reversal of amortization expense related to intangible assets previously held by Mercury which were not assumed in the acquisition.

Below is a table summarizing the preliminary fair value of the acquired intangible assets, their estimated useful lives, and the resulting amortization expense (in thousands):

Intangible Assets	Useful Lives	Fair Value	Amortization Expense Period Ended September 10, 2025
Developed Technology	5	$27,025	$3,732
Assembled Workforce	5	$5,405	$746

(e)

To record the income tax effect of the pro forma adjustments, based on a blended federal and state statutory rate of approximately 24.0%, and the related impact on the valuation allowance. The effective tax rate of the Consolidated company could be significantly different than what is presented in these unaudited pro forma consolidated financial statements depending on post-acquisition activities.

The pro forma transaction adjustments included in the Unaudited Condensed Consolidated Pro Forma Statement of Operations for the year ended December 31, 2024 are as follows:

(a)

Adjustment reflects the reversal of $12.0 million of amortization expense for the year ended December 31, 2024, related to historically recorded amortization of debt issuance costs. Assumed debt was reset to fair value at the acquisition date and previously capitalized debt issuance costs were written off. As a result, the amortization of the debt issuance costs which was recorded in Mercury’s historical income statement is removed.

ATLANTICUS HOLDINGS CORPORATION AND ITS SUBSIDIARIES
NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE INDICATED)

(b)

Mercury historically recorded loan receivables at amortized cost, and as such, the loan receivables were subject to the Current Expected Credit Loss (“CECL”) model under FASB ASC 326 Financial Instruments – Credit Losses. The CECL model requires an entity to recognize a provision for expected credit losses on its financial assets. In contrast, Atlanticus has elected to record the acquired loan receivables at fair value, a method that inherently reflects changes in credit risk without the need for a separate credit loss provision. Accordingly, this adjustment reflects the removal of the $688.1 million provision for credit losses and records an adjustment that approximates the change in fair value that would have been recorded by Atlanticus.

(c)

Atlanticus expenses marketing and other costs associated with loan acquisitions as incurred, whereas Mercury has an accounting policy to capitalize certain of these costs. Adjustment reflects reclassification of the total costs capitalized and amortized during the period of $3.2 million to expense to conform Mercury’s accounting policy to that of Atlanticus.

(d)

Adjustment reflects a net reduction in amortization expense of $2.8 million for the year December 31, 2024. Adjustment includes amortization of the acquired intangible assets at their fair value based on Mercury’s estimation of the remaining useful lives of these acquired assets. Amortization expense recorded for the acquired intangible assets is offset by the reversal of amortization expense related to intangible assets previously held by Mercury which were not assumed in the acquisition.

Below is a table summarizing the preliminary fair value of the acquired intangible assets, their estimated useful lives, and the resulting amortization expense (in thousands):

Intangible Assets	Useful Lives	Fair Value	Amortization Expense Year Ended December 31, 2024
Developed Technology	5	$27,025	$5,405
Assembled Workforce	5	$5,405	$1,081

(e)

To record the income tax effect of the pro forma adjustments, based on a blended federal and state statutory rate of approximately 20.4%, and the related impact on the valuation allowance. The effective tax rate of the Consolidated company could be significantly different than what is presented in these unaudited pro forma consolidated financial statements depending on post-acquisition activities.

5.	Pro Forma Earnings Per Share

The table below represents the calculation of the weighted average shares outstanding and earnings per share included in the Unaudited Condensed Consolidated Pro Forma Statements of Operations for the nine months ended September 30, 2025 and the year ended December 31, 2024. The Unaudited Condensed Consolidated pro forma basic and diluted earnings per share calculations are based on the weighted average basic and diluted shares of Atlanticus. The following table summarizes the computation of the Unaudited Condensed Consolidated pro forma basic and diluted net income per share:

(In thousands, except for share and per share amounts)	Nine Months Ended September 30, 2025	Year Ended December 31, 2024
Pro Forma Net Income Attributable to Shareholders	37,508	112,615

Pro Forma Weighted Average Shares Outstanding
Pro Forma Weighted Average Shares Outstanding – Basic	15,121	14,748
Pro Forma Weighted Average Shares Outstanding – Diluted	19,189	18,801

Pro Forma Net Earnings Attributable to Shareholders
Pro Forma Net Earnings Attributable to Shareholders – Basic	2.48	7.64
Pro Forma Net Earnings Attributable to Shareholders – Diluted	1.95	5.99